THE WESTPORT FUNDS
                                                 The ______________
Westport Fund                                    Westport
Westport Small Cap Fund                          _____________Funds

website:  www.westportfunds.com

SHAREHOLDER SERVICES
888-593-7878

INVESTMENT ADVISER                                      [LOGO]
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601
                                                    Annual Report
BOARD OF TRUSTEES                                 December 31, 1999
Raymond J. Armstrong
Stephen E. Milman                                    888-593-7878
Edmund H. Nicklin, Jr.
Ronald H. Oliver                                       website:
D. Bruce Smith, II                              www.westportfunds.com

TRANSFER AGENT                                     ---------------
Countrywide Fund Services, Inc.                    WESTPORT [LOGO]
P.O. Box 5354                                        INVESTMENTS
Cincinnati, Ohio 45201-5354                        ---------------

DISTRIBUTOR
CW Fund Distributors, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

LETTER TO SHAREHOLDERS                                          JANUARY 20, 2000
================================================================================

Dear Fellow Shareholder:

The Westport Funds completed their second year in 1999 recording superior performance against their respective benchmark indices. The Westport Fund's total return for 1999 surpassed the S&P MidCap 400 Index by more than 31 percentage points. The Westport Small Cap Fund's total return for 1999 exceeded that of the Russell 2000 Index by more than 21 percentage points and ranked in the top four among 245 small cap value funds for the year according to Lipper Analytical Services, Inc.

                                Table of Results
                               THE WESTPORT FUNDS
                       Total Returns-- December 31, 1999

--------------------------------------------------------------------------------
                                                            Since Inception*
                                      One Year                to 12/31/99
Fund or Index                      Ended 12/31/99           (Average Annual)
--------------------------------------------------------------------------------
Westport Fund - Class R                 46.1%                     28.1%
S&P MidCap 400 Index                    14.7%                     16.9%
--------------------------------------------------------------------------------
Westport Small Cap Fund - Class R**     42.7%                     28.4%
Russell 2000 Index                      21.3%                      8.7%
--------------------------------------------------------------------------------

The year began with large cap stocks again outperforming the overall market. However, for the first time in a number of quarters, small and mid cap stocks outperformed large capitalization stocks in the second quarter. During the second half of 1999, the complexion of the domestic equity market changed again with investors shifting their focus to technology companies, irrespective of market capitalization. Second half 1999 appreciation for these companies was exceptional, dominating stock market indices and creating a narrow 1999 stock market advance. The technology sector contributed more than 100% of the 14.7% return from the S&P MidCap 400 Index in 1999 and 68% of the 21.3% return from the Russell 2000 Index.

In particular, it was the rapid expansion of the Internet and the wider use of digital communications technology that contributed significantly to the excellent performance by technology stocks in the second half of 1999. The economic importance of these technological innovations became much more broadly understood by investors. It has been postulated that the value of a network increases at twice the rate that nodes are added to the network. This multiplicative character is evident with the Internet. As more customers or potential customers use the Internet, the economic opportunity for an Internet-enabled business increases significantly. Similarly, as more businesses begin to sell on-line, the value derived by customers becomes much greater. Prior to 1999, new Internet-related companies offered goods or services principally to the consumer. But in 1999, the successful new Internet-related companies were those that facilitated commerce between businesses. In fact, we believe that the value of business-to-business transactions, while slower to start, will ultimately dwarf those with the consumer.

In the past two years, expansion of the Internet and e-commerce added more than one percentage point of annual economic growth to the domestic economy. While the impact of growth of this magnitude on affected company valuations is dramatic, the investment challenge is to identify the opportunity before it is reflected in the valuation. This is the essence of the value-based investment strategy used by both Funds. A number of companies purchased at attractive prices for both Westport Funds benefited from these dramatic technological and associated economic changes. For example, Rational Software Corp. Inc. has been a portfolio holding since early 1998. A leading supplier of software development tools, Rational has been a significant direct beneficiary of the rapid build-out of the Internet. It was purchased at approximately one-fourth its year-end 1999 price. Another example is Project Software & Development, Inc., a leading supplier of enterprise asset management software. The company leveraged its existing position in this market to create an Internet platform for the electronic procurement of supplies for maintenance and repairs by businesses. By year-end, the e-commerce opportunity for Project Software gained broader recognition and its stock price appreciated, providing an unrealized gain of nearly 200%.

Companies that are not direct beneficiaries of the Internet expansion also contributed to the positive results of both Funds in 1999. For example, Unitrode Corp., the analog semiconductor company, was selling at a substantial discount to its inherent value when purchased in 1998. Due to the loss of its largest customer and excess inventory at a number of its other customers, the share price had been severely depressed. The situation changed dramatically in 1999 as improved worldwide economic conditions increased demand for computers and peripherals. As a result, Unitrode's excess inventories were erased, while new communication and computing products added significant incremental demand. The turnaround culminated when Unitrode was acquired via a stock-swap with Texas Instruments, Inc. in the second half of 1999. The unrealized gain at year-end exceeded 270%.

Technology holdings in both Westport Funds were primary contributors to 1999 results. However, it is important to note that their inclusion in the portfolios was the result of the value-based investment strategy employed by the Funds. Strong consumer expenditures supported by a fifth year of gains in stock market averages benefited other portfolio companies. Whitehall Jewellers, Inc., a jewelry retailer held in both Funds' portfolios, illustrated excellent sales and earnings growth in 1999 with its stock market appreciation exceeding 100%. Radio broadcasters benefited both from the excellent retail environment and the desire of consumer-focused newly public Internet companies to build a customer base and gain broad market recognition. Cox Radio, held in the Westport Fund, and Emmis Broadcasting, Inc., held in the Westport Small Cap Fund, both appreciated more than 100% in 1999.

WESTPORT FUND

In addition to the results highlighted above, acquisitions played an important role in the Westport Fund's 1999 performance. The completed or announced acquisition of five portfolio companies, and most especially the acquisition of Platinum Technology International by Computer Associates International, and Unitrode Corporation by Texas Instruments Corp., contributed significantly to 1999 results. Acquisition of portfolio companies is confirmation that the investment strategy of identifying undervalued companies is working.

Currently, Special Outsourcing Services has a significant industry representation in the Fund's portfolio. A number of companies in this industry should benefit from new projects now that their customers are no longer distracted with Y2K remediation efforts. In particular, continued rapid development of the Internet should benefit companies supplying network hardware and software and related services.

There are disappointments in every year regardless of the level of success. In 1999 these were health care companies and financial services providers. The new year should prove far better for the for-profit hospital companies contained in the health care segment of the Fund's portfolio.

WESTPORT SMALL CAP FUND

Like the Westport Fund, acquisitions contributed to 1999 performance of the Westport Small Cap Fund. The acquisition of seven portfolio companies was announced or completed in 1999. However, the largest gain for the Westport Small Cap Fund was from its investment in Conexant Systems, Inc., a spin-off from Rockwell International Corp. Conexant is a leading manufacturer of specialized semiconductors used in communications, networking and consumer products. As its earnings improved dramatically during 1999, its stock price produced an unrealized gain of 740%. Other portfolio holdings that manufacture semiconductors for wireless handsets - Alpha Industries, Inc., and Anadigics, Inc. - also posted excellent results in 1999, gaining more than 430% and 225%, respectively. In addition, a number of other companies such as Aspen Technology, Inc., had appreciation in 1999 exceeding 100%.

OUTLOOK

The Federal Reserve continues to express concern about the low level of domestic unemployment and its potential for raising inflation from current low levels. In the second half of 1999, the Federal Reserve took back the cumulative 75 basis point monetary policy easing during the second half of 1998. This action was in response to the stronger than expected domestic growth, continuing declines in unemployment during 1999, and a strengthening world economy that is likely to reduce the level of available imports. Continued tightening is very likely with a 25 basis point increase at the next Federal Reserve Board meeting in February nearly a certainty. However, while the Federal Reserve is being preemptive in its implementation of monetary policy, it is not likely to be so aggressive in its tightening that it would precipitate a major correction in the stock market or derail the economy.

Value stocks, especially financials, even with the backdrop of a more restrictive monetary policy, remain statistically inexpensive. This situation seems unlikely to change absent a change in monetary policy. Our strategy in this environment is to find companies that are available in the stock market at a discount due to disagreement about asset valuation or earnings potential. These opportunities sometimes arise when growth investors retreat from attractive industries because expectations were either initially unrealistic or not achieved.

We would like to take this opportunity to thank our fellow shareholders for their continued confidence in The Westport Funds.

Sincerely,

/s/ Edmund H. Nicklin, Jr.              /s/ Andrew J. Knuth

Edmund H. Nicklin, Jr.                  Andrew J. Knuth

*    Initial public offering of Class R shares was January 2, 1998.
** For total return and other information relating to Class I shares of the Westport Small Cap fund, see The Financial Highlights on page 8.

THE WESTPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1999
===========================================================================================
                                                                                 Westport
                                                                 Westport        Small Cap
                                                                   Fund            Fund
-------------------------------------------------------------------------------------------
ASSETS
Investment securities:
     At acquisition cost ..................................    $  7,672,146    $223,514,286
                                                               ============    ============

     At market value (Note 2) .............................    $ 10,094,928    $289,279,996
Dividends receivable ......................................           6,715         228,043
Receivable for capital shares sold ........................         135,450         694,200
Organization expenses, net (Note 2) .......................          13,051          13,051
Other assets ..............................................          25,513          32,592
                                                               ------------    ------------
     TOTAL ASSETS .........................................      10,275,657     290,247,882
                                                               ------------    ------------
LIABILITIES

Payable for capital shares redeemed .......................          26,424           5,208
Payable for securities purchased ..........................              --       4,517,372
Payable to affiliates (Note 4) ............................          13,402         255,819
Other accrued expenses and liabilities ....................          16,735         111,677
                                                               ------------    ------------
     TOTAL LIABILITIES ....................................          56,561       4,890,076
                                                               ------------    ------------

NET ASSETS ................................................    $ 10,219,096    $285,357,806
                                                               ============    ============

Net assets consist of:
Paid-in capital ...........................................    $  7,796,314    $219,963,989
Accumulated net realized losses from security transactions               --        (371,891)
Net unrealized appreciation on investments ................       2,422,782      65,765,708
                                                               ------------    ------------
Net assets ................................................    $ 10,219,096    $285,357,806
                                                               ============    ============
PRICING OF CLASS R SHARES
Net assets attributable to Class R shares .................    $ 10,219,096    $ 79,851,194
                                                               ============    ============
Shares of beneficial interest outstanding (unlimited number
     of shares authorized, no par value) (Note 5) .........         692,882       4,848,897
                                                               ============    ============
Net asset value, offering price and
     redemption price per share (Note 2) ..................    $      14.75    $      16.47
                                                               ============    ============

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares .................    $         --    $205,506,612
                                                               ============    ============
Shares of beneficial interest outstanding (unlimited number
     of shares authorized, no par value) (Note 5) .........              --      12,456,104
                                                               ============    ============
Net asset value, offering price and redemption
     price per share (Note 2) .............................    $         --    $      16.50
                                                               ============    ============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1999
=======================================================================================================
                                                                                            Westport
                                                                            Westport        Small Cap
                                                                              Fund             Fund
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends .......................................................    $     50,052     $  1,685,995
                                                                          ------------     ------------
EXPENSES

     Investment advisory fees (Note 4) ...............................          65,665        1,516,620
     Administration fees (Note 4) ....................................          12,000          142,144
     Registration fees, Common .......................................           5,139           49,402
     Registration fees, Class R ......................................           7,268           12,898
     Registration fees, Class I ......................................           7,676            7,849
     Transfer agent fees, Class R (Note 4) ...........................          14,400           44,795
     Transfer agent fees, Class I (Note 4) ...........................              --           12,000
     Accounting services fees (Note 4) ...............................          24,000           42,500
     Professional fees ...............................................          31,892           31,894
     Shareholder servicing fees, Class R (Note 4) ....................              --           49,188
     Custodian fees ..................................................           5,615           27,616
     Trustees' fees and expenses .....................................           9,529            9,529
     Postage and supplies ............................................           4,337           11,667
     Insurance expense ...............................................           7,033            8,286
     Shareholder reporting costs .....................................           3,334            6,938
     Amortization of organization expenses (Note 2) ..................           4,350            4,350
     Other expenses ..................................................             672            1,797
                                                                          ------------     ------------
          TOTAL EXPENSES .............................................         202,910        1,979,473
     Fees waived and/or expenses reimbursed by the Adviser (Note 4) ..         (93,501)              --
                                                                          ------------     ------------
          NET EXPENSES ...............................................         109,409        1,979,473
                                                                          ------------     ------------

NET INVESTMENT LOSS ..................................................         (59,357)        (293,478)
                                                                          ------------     ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized gains (losses) from security transactions ..........       1,061,005         (306,069)
     Net change in unrealized appreciation/depreciation on investments       2,015,351       61,996,908
                                                                          ------------     ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .....................       3,076,356       61,690,839
                                                                          ------------     ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...........................    $  3,016,999     $ 61,397,361
                                                                          ============     ============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================================
                                                                        Westport Fund                  Westport Small Cap Fund
                                                               -------------------------------     -------------------------------
                                                                For the Year      For the Year      For the Year      For the Year
                                                                   Ended             Ended             Ended             Ended
                                                                December 31,      December 31,      December 31,      December 31,
                                                                   1999              1998              1999              1998
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment loss ..................................    $     (59,357)    $     (27,293)    $    (293,478)    $     (91,013)
     Net realized gains (losses) from security transactions        1,061,005           (29,217)         (306,069)          (65,822)
     Net change in unrealized appreciation/depreciation
          on investments ..................................        2,015,351           407,431        61,996,908         3,768,800
                                                               -------------     -------------     -------------     -------------
Net increase in net assets from operations ................        3,016,999           350,921        61,397,361         3,611,965
                                                               -------------     -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net realized gains, Class R .....................         (979,933)               --                --                --
                                                               -------------     -------------     -------------     -------------
Decrease in net assets from distributions
     to shareholders ......................................         (979,933)               --                --                --
                                                               -------------     -------------     -------------     -------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5):
CLASS R
     Proceeds from shares sold ............................        2,979,679         7,691,385        59,869,590        20,616,984
     Net asset value of shares issued in
          reinvestment of distributions to shareholders ...          973,023                --                --                --
     Payments for shares redeemed .........................       (1,869,572)       (1,993,406)      (19,081,591)       (1,845,989)
                                                               -------------     -------------     -------------     -------------
Net increase in net assets from Class R share transactions         2,083,130         5,697,979        40,787,999        18,770,995
                                                               -------------     -------------     -------------     -------------
CLASS I
     Proceeds from shares sold ............................               --                --       140,781,420        32,884,086
     Payments for shares redeemed .........................               --                --       (11,475,889)       (1,450,131)
                                                               -------------     -------------     -------------     -------------
Net increase in net assets from Class I share transactions                --                --       129,305,531        31,433,955
                                                               -------------     -------------     -------------     -------------
Net increase in net assets from capital share transactions         2,083,130         5,697,979       170,093,530        50,204,950
                                                               -------------     -------------     -------------     -------------

TOTAL INCREASE IN NET ASSETS ..............................        4,120,196         6,048,900       231,490,891        53,816,915

NET ASSETS:
     Beginning of year (Note 1) ...........................        6,098,900            50,000        53,866,915            50,000
                                                               -------------     -------------     -------------     -------------
     End of year ..........................................    $  10,219,096     $   6,098,900     $ 285,357,806     $  53,866,915
                                                               =============     =============     =============     =============

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS
====================================================================================
                         Per Share Data for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------
                                                                  Class R
                                                        ----------------------------
                                                        For the Year    For the Year
                                                           Ended           Ended
                                                        December 31,    December 31,
                                                            1999            1998
------------------------------------------------------------------------------------
Net asset value at beginning of year ................    $    11.22      $    10.00
                                                         ----------      ----------
Income from investment operations:
     Net investment loss ............................         (0.08)          (0.05)
     Net realized and unrealized gains on investments          5.21            1.27
                                                         ----------      ----------
Total from investment operations ....................          5.13            1.22
                                                         ----------      ----------
Less distributions:
     From net realized gains ........................         (1.60)             --
                                                         ----------      ----------
Total distributions .................................         (1.60)             --
                                                         ----------      ----------

Net asset value at end of year ......................    $    14.75      $    11.22
                                                         ==========      ==========

Total return ........................................        46.13%          12.20%
                                                         ==========      ==========

Net assets at end of year (000's) ...................    $   10,219      $    6,099
                                                         ==========      ==========

Ratio of net expenses to average net assets .........         1.50%           1.50%

Ratio of gross expenses to average net assets(A) ....         2.67%           3.60%

Ratio of net investment loss to average net assets ..        (0.81%)         (0.71%)

Portfolio turnover rate .............................           68%             63%

(A) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SMALL CAP FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                                           Per Share Data for a Share Outstanding Throughout Each Period
                                                                    Class R                           Class I
                                                         -----------------------------     -----------------------------
                                                         For the Year     For the Year     For the Year   For the Period
                                                            Ended            Ended            Ended            Ended
                                                         December 31,     December 31,     December 31,     December 31,
                                                             1999             1998             1999           1998(A)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............    $     11.54      $     10.00      $     11.55      $     10.92
                                                         -----------      -----------      -----------      -----------
Income from investment operations:
     Net investment loss ............................          (0.03)           (0.02)           (0.01)           (0.02)
     Net realized and unrealized gains on investments           4.96             1.56             4.96             0.65
                                                         -----------      -----------      -----------      -----------
Total from investment operations ....................           4.93             1.54             4.95             0.63
                                                         -----------      -----------      -----------      -----------

Net asset value at end of period ....................    $     16.47      $     11.54      $     16.50      $     11.55
                                                         ===========      ===========      ===========      ===========

Total return ........................................         42.72%           15.40%           42.86%            5.77%
                                                         ===========      ===========      ===========      ===========

Net assets at end of period (000's) .................    $    79,851      $    20,637      $   205,507      $    33,230
                                                         ===========      ===========      ===========      ===========

Ratio of net expenses to average net assets .........          1.43%            1.50%            1.24%            1.50%

Ratio of gross expenses to average net assets(B) ....          1.43%            1.79%            1.24%            1.64%(C)

Ratio of net investment loss to average net assets ..         (0.33%)          (0.39%)          (0.13%)          (0.36%)(C)

Portfolio turnover rate .............................            10%              19%              10%              19%

(A) Represents the period from the initial public offering of shares (February 16, 1998) through December 31, 1998.

(B) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(C)  Annualized.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1999
================================================================================
1.   ORGANIZATION

The Westport Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware business trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Fund and the Westport Small Cap Fund (the Funds). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on January 2, 1998.

The Westport Fund seeks to achieve its investment objective by investing in undervalued securities primarily of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $1.75 billion and $7.5 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will normally be in the mid capitalization range.

The Westport Small Cap Fund seeks to achieve its investment objective by investing at least 65% of its total assets in the equity securities of small capitalization companies. A small capitalization company has market capitalization of $1.75 billion or less at the time of the Fund's investment. Companies whose capitalization exceeds $1.75 billion after purchase will continue to be considered small cap for purposes of this 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund's assets and has the same rights, except that
(i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. As of December 31, 1999, the public offering of Class I shares of the Westport Fund had not commenced.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued at the last reported sale price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 1999:

                                                  Westport            Westport
                                                    Fund          Small Cap Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ............     $   3,039,607      $  77,320,717
Gross unrealized depreciation ............          (624,270)       (11,617,147)
                                               -------------      -------------
Net unrealized appreciation ..............     $   2,415,337      $  65,703,570
                                               =============      =============
Federal income tax cost ..................     $   7,679,591      $ 223,576,425
                                               =============      =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of December 31, 1999, the Westport Small Cap Fund had a capital loss carryforward for federal income tax purposes of $309,752, which will expire on December 31, 2007. This capital loss carryforward may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Reclassification of capital accounts -- For the year ended December 31, 1999, the Westport Fund and the Westport Small Cap Fund reclassified net investment losses of $7,502 and $293,478, respectively, against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

For the year ended December 31, 1999, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $5,349,271 and $4,645,175, respectively, for the Westport Fund, and $151,302,400 and $12,587,556, respectively, for the Westport Small Cap Fund.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Westport Advisers, LLC (the Adviser), or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of average daily net assets for the Westport Fund, and at an annual rate of 1.00% of average daily net assets for the Westport Small Cap Fund. In order to voluntarily reduce operating expenses of the Westport Fund during the year ended December 31, 1999, the Adviser waived investment advisory fees of $64,157 and reimbursed the Fund for $21,668 of Class R expenses and $7,676 of Class I expenses.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from each Fund at an annual rate of 0.125% on its average daily net assets up to $50 million; 0.10% on the next $50 million of such net assets; 0.075% on the next $50 million of such net assets; and 0.05% on such assets in excess of $150 million, subject to a minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee from each Fund based on the number of shareholder accounts in each class, subject to a minimum monthly fee for each class of shares. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, CFS receives a monthly fee from each Fund. In addition, each Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

SHAREHOLDER SERVICES PLAN
The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services not otherwise provided by the transfer agent. For these services, each Fund pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. For the year ended December 31, 1999, shareholder servicing fees of $49,188 were paid by Class R shares of the Westport Small Cap Fund.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement on behalf of the Funds with CW Fund Distributors, Inc. (the Distributor). Pursuant to the Distribution
Agreement, the Distributor acts as distributor of each Fund's shares. The Distributor receives no compensation for its services and is an affiliate of CFS.

5.   CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

-------------------------------------------------------------------------------------------------------------
                                                        Westport                          Westport
                                                          Fund                         Small Cap Fund
                                              -----------------------------     -----------------------------
                                              For the Year     For the Year     For the Year     For the Year
                                                 Ended            Ended            Ended            Ended
                                              December 31,     December 31,     December 31,     December 31,
                                                  1999             1998             1999             1998
-------------------------------------------------------------------------------------------------------------
CLASS R
Shares sold ..............................         238,552          722,348        4,471,126        1,956,945
Shares issued in reinvestment of
     distributions to shareholders .......          67,996               --               --               --
Shares redeemed ..........................        (157,465)        (183,549)      (1,409,785)        (174,389)
                                              ------------     ------------     ------------     ------------
Net increase in shares outstanding .......         149,083          538,799        3,061,341        1,782,556
Shares outstanding, beginning of period ..         543,799            5,000        1,787,556            5,000
                                              ------------     ------------     ------------     ------------
Shares outstanding, end of period ........         692,882          543,799        4,848,897        1,787,556
                                              ============     ============     ============     ============

CLASS I
Shares sold ..............................              --               --       10,374,335        3,016,287
Shares redeemed ..........................              --               --         (795,544)        (138,974)
                                              ------------     ------------     ------------     ------------
Net increase in shares outstanding .......              --               --        9,578,791        2,877,313
Shares outstanding, beginning of period ..              --               --        2,877,313               --
                                              ------------     ------------     ------------     ------------
Shares outstanding, end of period ........              --               --       12,456,104        2,877,313
                                              ============     ============     ============     ============
-------------------------------------------------------------------------------------------------------------

6.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On December 28, 1999, the Westport Fund declared and paid a short-term capital gain distribution of $806,208 or $1.3140 per share and a long-term capital gain distribution of $173,725 or $0.2832 per share. In January of 2000, shareholders were provided with Form 1099-DIV which reported the amount and tax status of the capital gain distributions paid during calendar year 1999.

WESTPORT FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999
================================================================================
                                                                      MARKET
COMMON STOCKS -- 93.2%                                    SHARES       VALUE
--------------------------------------------------------------------------------
BROADCASTING/CABLE TV -- 15.0%
Cox Radio, Inc. - Class A(a) .....................         6,700   $    668,325
Insight Communications Company, Inc.(a) ..........        15,500        459,187
MediaOne Group, Inc.(a) ..........................         5,000        384,063
                                                                   ------------
                                                                      1,511,575
                                                                   ------------
BUSINESS PRODUCTS & SERVICES -- 24.8%
American Management Systems, Inc.(a) .............        11,700        367,087
Computer Associates International, Inc. ..........         3,000        209,813
Parametric Technology Corporation(a) .............        15,000        405,938
Project Software and Development, Inc.(a) ........        10,000        555,000
Rational Software Corporation(a) .................        10,000        491,250
Synopsys Inc.(a) .................................         7,500        500,625
                                                                   ------------
                                                                      2,529,713
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 7.6%
Consolidated Stores Corporation(a) ...............         7,500        121,875
Duane Reade, Inc.(a) .............................         7,000        192,937
Harcourt General, Inc. ...........................         4,000        161,000
Nieman Marcus Group, Inc. - Class B(a) ...........         1,205         32,459
Whitehall Jewellers, Inc.(a) .....................         7,400        272,875
                                                                   ------------
                                                                        781,146
                                                                   ------------
FINANCE -- 0.4%
Freedom Securities Corporation ...................         4,000         45,000
                                                                   ------------

HEALTH CARE -- 7.0%
Lincare Holdings, Inc.(a) ........................         8,000        277,500
Quorum Health Group, Inc.(a) .....................        30,000        279,375
Universal Health Services, Inc. - Class B ........         4,500        162,000
                                                                   ------------
                                                                        718,875
                                                                   ------------
INDUSTRIAL SPECIALTY PRODUCTS -- 14.5%
C&D Technologies, Inc. ...........................        11,000        467,500
JLG Industries, Inc. .............................         8,000        127,000
Strattec Security Corporation(a) .................         6,500        210,437
Texas Instruments Inc. ...........................         7,032        681,225
                                                                   ------------
                                                                      1,486,162
                                                                   ------------
OIL & GAS PRODUCERS -- 3.6%
Pogo Producing Company ...........................        14,500        297,250
Southwestern Energy Company ......................        11,000         72,188
                                                                   ------------
                                                                        369,438
                                                                   ------------
OIL & GAS SERVICES -- 1.0%
Transocean Sedo Forex, Inc. ......................         3,000        101,062
                                                                   ------------
REGIONAL BANKS & THRIFTS -- 1.1%
Sterling Financial Corporation(a) ................        10,000        115,000
                                                                   ------------

WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
DECEMBER 31, 1999
================================================================================
                                                                      MARKET
COMMON STOCKS -- 93.2% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
SECURITY PRODUCTS & SERVICES -- 1.6%
Pittston Brink's Group ...........................         7,500   $    165,000
                                                                   ------------

SPECIALIZED OUTSOURCING SERVICES -- 11.5%
Acxiom Corporation(a) ............................         6,000        144,000
Policy Management Systems Corporation(a) .........        14,000        357,875
Reynolds & Reynolds Company (The) - Class A ......        14,000        315,000
Shared Medical Systems Corporation ...............         7,000        356,563
                                                                   ------------
                                                                      1,173,438
                                                                   ------------
TRANSPORTATION -- 1.5%
Airborne Freight Corporation .....................         7,000        154,000
                                                                   ------------
UTILITIES -- 2.4%
El Paso Electric Company(a) ......................        25,000        245,313
                                                                   ------------

OTHER -- 1.2% ....................................                      124,200
                                                                   ------------

TOTAL COMMON STOCKS (Cost $7,097,140) ............                 $  9,519,922
                                                                   ------------

MONEY MARKETS -- 5.6%
Firstar Stellar Treasury Fund (Cost $575,006) ....       575,006   $    575,006
                                                                   ------------

TOTAL INVESTMENT SECURITIES -- 98.8% (Cost $7,672,146)             $ 10,094,928

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2% ....                      124,168
                                                                   ------------

NET ASSETS -- 100.0% .............................                 $ 10,219,096
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999
================================================================================
                                                                      MARKET
COMMON STOCKS -- 88.3%                                   SHARES        VALUE
--------------------------------------------------------------------------------
AIRCRAFT MAINTENANCE & SERVICES -- 1.7%
AAR Corporation ..................................       271,250   $  4,865,547
                                                                   ------------

BROADCASTING/CABLE TV -- 11.1%
Cox Radio, Inc. - Class A(a) .....................        19,700      1,965,075
Emmis Communications Corporation(a) ..............       148,200     18,471,740
Insight Communications Company, Inc.(a) ..........       380,150     11,261,943
                                                                   ------------
                                                                     31,698,758
                                                                   ------------
BUSINESS PRODUCTS & SERVICES -- 13.7%
Aspen Technology, Inc.(a) ........................       225,000      5,948,438
Project Software & Development, Inc.(a) ..........       107,600      5,971,800
Rational Software Corporation(a) .................       100,000      4,912,500
Sterling Commerce, Inc.(a) .......................       300,000     10,218,750
Unigraphics Solutions, Inc.(a) ...................       347,100      9,371,700
Volt Information Sciences, Inc.(a) ...............       113,712      2,714,874
                                                                   ------------
                                                                     39,138,062
                                                                   ------------
COMMUNICATIONS EQUIPMENT & SERVICES -- 1.0%
General Communication, Inc.(a) ...................       581,500      2,544,063
                                                                   ------------

CONSUMER PRODUCTS & SERVICES -- 10.4%
Applebee's International, Inc. ...................        50,000      1,475,000
Consolidated Stores Corporation(a) ...............       280,506      4,558,222
Duane Reade, Inc.(a) .............................       222,800      6,140,925
Gaylord Entertainment Company ....................        75,000      2,245,312
Houghton Mifflin Company .........................       100,000      4,218,750
Outback Steakhouse, Inc.(a) ......................        70,000      1,815,625
Ruby Tuesday, Inc. ...............................       181,300      3,297,393
Saks, Inc.(a) ....................................       270,000      4,212,769
Whitehall Jewellers, Inc.(a) .....................        45,500      1,677,813
                                                                   ------------
                                                                     29,641,809
                                                                   ------------
HEALTH CARE -- 2.6%
Quorum Health Group, Inc.(a) .....................       256,000      2,384,000
Universal Health Services, Inc. - Class B(a) .....       140,900      5,072,400
                                                                   ------------
                                                                      7,456,400
                                                                   ------------
INDUSTRIAL SERVICES -- 2.3%
ITT Educational Services, Inc.(a) ................       305,500      4,716,156
XTRA Corporation(a) ..............................        43,100      1,837,137
                                                                   ------------
                                                                      6,553,293
                                                                   ------------
INDUSTRIAL SPECIALTY PRODUCTS -- 18.8%
Alpha Industries, Inc.(a) ........................        83,775      4,801,355
Anadigics, Inc.(a) ...............................        66,200      3,123,813
C&D Technologies, Inc. ...........................       134,400      5,712,000
Conexant Systems, Inc.(a) ........................       270,000     17,921,250
DuPont Photomasks, Inc.(a) .......................       167,900      8,101,175
JLG Industries, Inc. .............................       134,600      2,136,775

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================
                                                                      MARKET
COMMON STOCKS -- 88.3% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
INDUSTRIAL SPECIALTY PRODUCTS -- 18.8% (Continued)
Rogers Corporation(a) ............................        48,500   $  1,855,125
Texas Instruments Inc. ...........................       103,724     10,048,263
                                                                   ------------
                                                                     53,699,756
                                                                   ------------
MEDICAL PRODUCT -- 1.2%
Bindley Western Industries, Inc. .................       107,644      1,621,388
Owens & Minor, Inc. ..............................       210,250      1,879,109
                                                                   ------------
                                                                      3,500,497
                                                                   ------------
OIL & GAS PRODUCERS -- 2.6%
Devon Energy Corporation .........................       147,942      4,863,593
Santa Fe Snyder Corporation(a) ...................       312,900      2,503,200
                                                                   ------------
                                                                      7,366,793
                                                                   ------------
REGIONAL BANKS & THRIFTS -- 5.5%
Downey Financial Corporation .....................       100,000      2,018,750
First Essex Bancorp, Inc. ........................       161,200      2,317,250
Harbor Florida Bancshares, Inc. ..................       161,000      2,082,938
PBOC Holdings, Inc.(a) ...........................       102,500        967,344
People's Bank ....................................       119,000      2,513,875
Seacoast Financial Services Corporation ..........       239,425      2,439,142
Staten Island Bancorp, Inc. ......................        80,000      1,440,000
Sterling Financial Corporation(a) ................       102,000      1,173,000
Timberland Bancorp ...............................        70,400        792,000
                                                                   ------------
                                                                     15,744,299
                                                                   ------------
SECURITY PRODUCTS & SERVICES -- 2.0%
Checkpoint Systems, Inc.(a) ......................       115,800      1,179,713
Sensormatic Electronics Corporation(a) ...........       241,800      4,216,388
                                                                   ------------
                                                                      5,396,101
                                                                   ------------
SPECIALIZED OUTSOURCING SERVICES -- 5.6%
Policy Management Systems Corporation(a) .........       358,650      9,167,991
Reynolds and Reynolds Company (The) - Class A ....       305,000      6,862,500
                                                                   ------------
                                                                     16,030,491
                                                                   ------------
TRANSPORTATION -- 4.8%
Airborne Freight Corporation .....................        22,100        486,200
Air Express International Corporation ............       168,100      5,431,731
Circle International Group, Inc. .................       107,250      2,386,312
Fritz Companies, Inc.(a) .........................       164,200      1,724,100
Pittston BAX Group ...............................       350,675      3,725,921
                                                                   ------------
                                                                     13,754,264
                                                                   ------------
UTILITIES -- 0.6%
El Paso Electric Company(a) ......................       182,850      1,794,216
                                                                   ------------

OTHER -- 4.4% ....................................                   12,675,475
                                                                   ------------

TOTAL COMMON STOCKS (Cost $186,094,114) ..........                 $251,859,824
                                                                   ------------

WESTPORT SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999
================================================================================
                                                                      MARKET
                                                        SHARES         VALUE
--------------------------------------------------------------------------------
MONEY MARKETS -- 13.1%
Firstar Stellar Treasury Fund (Cost $37,420,172) .    37,420,172   $ 37,420,172
                                                                   ------------

TOTAL INVESTMENT SECURITIES -- 101.4% (Cost $223,514,286)          $289,279,996

LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.4%) ..                   (3,922,190)
                                                                   ------------

NET ASSETS -- 100.0% .............................                 $285,357,806
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Westport Funds
Westport, Connecticut

     We have audited the accompanying statements of assets and liabilities of The Westport Funds, comprising, respectively, the Westport Fund and Westport Small Cap Fund, including the portfolios of investments, as of December 31, 1999, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Westport Funds as of December 31, 1999, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                  TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 21, 2000